ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

Class A	Ticker: MULAX
Class C	Ticker: MULCX
Class I	Ticker: MULIX
Class N	Ticker: MULNX

(a series of Northern Lights Fund Trust)

Supplement dated November 20, 2014 to the Prospectus dated May 1, 2014, as updated

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Effective November 17, 2014, Robert J. Murphy and Lara Magnusen have been added as portfolio managers of Altegris Multi-Strategy Alternative Fund (the “Fund”), and Matthew Osborne has been removed as a portfolio manager of the Fund.  Mr. Murphy and Ms. Magnusen, each of the Adviser, are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Investment Adviser Co-Portfolio Managers” on page 8 of the Prospectus:

Robert Murphy and Lara Magnusen have served the Fund as Portfolio Managers since November 2014.  Mr. Murphy is the lead portfolio manager.

Co-Portfolio Managers	Title
Robert J. Murphy, CFA, FRM, CAIA	Senior Vice President and Deputy Chief Investment Officer
Lara Magnusen, CAIA	Portfolio Manager and Portfolio Strategist

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The section titled “Investment Adviser Portfolio Managers” on pages 29-30 is amended to delete the information regarding Matthew Osborne and to add the following to the end of the section:

Robert J. Murphy, CFA, FRM, CAIA

Senior Vice President and Deputy Chief Investment Officer

Mr. Murphy has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since August 2014.  Mr. Murphy is a member of the Altegris Investment Committee and is responsible for specific portfolio and risk management responsibilities. From July 2009 to July 2014, Mr. Murphy served as the Chief Investment Officer, Co-Portfolio Manager and Director of Risk for Hatteras Alternative Mutual Funds, a subsidiary of Hatteras Funds. At Hatteras he led the portfolio management team with responsibility for establishing the policies, processes and direction for asset allocation, portfolio construction and portfolio management. In addition, as Chief Investment Officer and Chairman of the Investment Committee, Mr. Murphy was responsible for the overall risk management of the Hatteras Alternative Mutual Funds, including establishing risk/reward criteria and investment risk allocation.

Prior to joining Hatteras, Mr. Murphy was with Ivy Asset Management Corp. LLC, a division of BNY Mellon Asset Management, as a Managing Director in the Investments Group and in the Investment

Products and Strategy Group from October 2008 to July 2009. Before joining Ivy in August 2008, Mr. Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where, beginning in October 2001, he worked in various senior capacities, including investment manager research and portfolio management. Earlier in his career, Mr. Murphy was a senior fixed income investment banker with several respected financial industry organizations including DLJ and Bear Stearns. Mr. Murphy received his BA and MBA degrees from the State University of New York at Albany. He has earned designations as a Charter Financial Analyst (CFA®), Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

Lara Magnusen, CAIA

Portfolio Manager and Portfolio Strategist

Lara Magnusen has served as a Portfolio Manager and Portfolio Strategist of the Adviser since November 2014, and is a member of the Investment Committee. Ms. Magnusen has held several positions with the Adviser including, Director, Investment Products from January 2012 to November 2014 and Director, Research and Investments from July 2010 to January 2012. Ms. Magnusen served as Vice President, Research and Investments for an affiliate of the Adviser from November 2008 to June 2010. Ms. Magnusen has worked at the Adviser or an affiliate since October 2005, previously serving as Senior Research Associate from October 2005 to May 2008. She served as Director of Manager Research for Cabezon Capital LLC from May 2008 to November 2008, responsible for due diligence and development of emerging hedge fund managers.

Before joining the Adviser, Ms. Magnusen, served in investor relations and associate portfolio managers roles at Helix Investment Partners from July 2003 to May 2005, a fixed income oriented hedge fund, in a temporary associate position with  MAG Capital, a venture capital and private equity firm, from May 2005 to September 2005, and  as a Financial Analyst at Goldman Sachs from September 2000 to May 2003. Ms. Magnusen is also a board member for the Unusual Suspects Theatre Company, a non-profit that mentors and empowers youth in underserved and at-risk environments.

Ms. Magnusen received a BA in Economics with a minor in Business Administration from the University of California, Berkeley, an MBA from the Rady School of Management at the University of California, San Diego, and holds the designation of Chartered Alternative Investment Analyst (CAIA).

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The Statement of Additional Information provides additional information about the co-portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated May 1, 2014, as updated and Statement of Additional Information (“SAI”), dated May 1, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

Class A	Ticker: MULAX
Class C	Ticker: MULCX
Class I	Ticker: MULIX
Class N	Ticker: MULNX

(a series of Northern Lights Fund Trust)

Supplement dated November 20, 2014

to the Statement of Additional Information (“SAI”) dated May 1, 2014, as updated

______________________________________________________________________

Effective November 17, 2014, Robert J. Murphy and Lara Magnusen have been added as portfolio managers of Altegris Multi-Strategy Alternative Fund (the “Fund”), and Matthew Osborne has been removed as a portfolio manager of the Fund.   Mr. Murphy and Ms. Magnusen, each of the Adviser, are primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The introductory paragraph and the subsequent tables in the section titled “Portfolio Managers” on page 40 are deleted and replaced with the following:

As of November 17, 2014, Mr. Murphy and Lara Magnusen were not primarily responsible for the day-to-day management of the portfolio of any other account.

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The section titled “Portfolio Managers-Compensation” on page 42 is deleted and replaced with the following:

For services as a Co-Portfolio Managers to the Fund, each of Robert J. Murphy and Lara Magnusen receives a salary and a discretionary bonus from the Adviser. Each of Mr. Murphy and Ms. Magnusen also have an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates.

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The section titled “Portfolio Managers-Ownership of Securities” on page 42 is deleted and replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of November 17, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert J. Murphy	None
Lara Magnusen	$100,001-$500,000

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated May 1, 2014, as updated, and Statement of Additional Information (“SAI”), dated May 1, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.